UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period: 12/31/13

Item 1.  Reports to Stockholders.

Annual Report

December 31, 2013

1-877-7PWRINC

1-877-779-7462

www.powerincomefund.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

 Power Income VIT Fund

Annual Letter to Shareholders

Dear Investors,

We are pleased to address our second annual letter to shareholders.

The Power Income VIT Fund’s objective is to maximize total return from income and capital appreciation with the preservation of capital a secondary objective. The Fund seeks to beat an index of all bonds, corporate and government (Barclays Capital U.S. Aggregate Bond Index). During the period from December 31, 2012 to the year ending December 31, 2013 the Power Income VIT Fund had the following performance for the various share classes relative to the fixed income indices:

Returns for Period December 31, 2012 thru December 31, 2013

12/31/12-
12/31/13
Power Income Fund Class I	5.74%
Power Income Fund Class 2	4.60%
Barclays Capital U.S. Aggregate Bond Index	-2.02%
Merrill Lynch U.S.. High Yield Master II Index	7.42%

Source: Gemini Fund Services

The Power Income VIT Fund employs a “Tactical” approach to investing. The Fund generally invests in high yield bond funds and/ or money market funds utilizing a proprietary defensive trading system to determine the investments. The system indicates whether it is time to be invested in the high yield asset class or money markets. The purpose of switching between these two investments is an attempt to minimize losses during a downturn and maximize gains during upturns. In addition, the “Tactical” approach can utilize a hedging strategy utilizing mutual funds with an inverse relationship to the high yield asset class or short sell high yield Exchange Traded Funds (ETFs). Hedging may be utilized to offset a long position to attempt to bring the Fund to a market neutral position. In addition, the Fund may employ leveraged loan funds or floating rate funds which have similar characteristics to the high yield asset class.

During the course of 2013 the high yield asset class produced its fifth consecutive year of positive performance. The capital markets came into the year with the “Fiscal Cliff” conversation largely behind it. As such, the focus for Wall Street came back to the fundamental picture on the economy and the financial health of corporations. From January 1st thru May 9th of 2013 the markets began a stellar stretch largely triggered by a benign economic backdrop of accommodative Federal Reserve policy which was leading to slow but steady growth. During the period equities as measured by the S&P 500 Index dividend adjusted return were up nearly 15%. In addition, the high yield asset class as measured by the BofA Merrill Lynch U.S. High Yield Master II Index was up 5.84%. Further, higher quality investment grade bonds such as the Barclays U.S. Aggregate Bond Index were up nearly 0.50%. It was a robust period for most of the capital markets. The Power Income VIT Fund enjoyed positive returns as well for this period.

Source: Investors FastTrack

Unfortunately, as is often the case, the Federal Reserve threw cold water on the fire in early May by indicating a potential shift in monetary policy by introducing “Taper Talk.” Essentially the Federal Reserve was indicating that they may taper back on the $85 billion in monthly bond asset purchases they

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had been making in the treasury and mortgage backed security asset classes. The Federal Reserve had been employing this form of quantitative easing in an effort to stimulate the economy by suppressing interest rates. Investors have been getting increasingly concerned over a change in policy which could impact the direction of interest rates. The last time the Fed changed course of their quantitative easing in a similar fashion was in 1951 which was a secular turning point for what became a 30 year rise in interest rates. Interest rates in the second quarter, heading into the 3rd, experienced a significant uptick particularly on a percentage basis. Rates on the 10 year Treasury bond moved from a low in July of 2012 of about 1.40% to nearly 3% in early September 2013 (the bulk of this move experienced in the 2nd and 3rd quarter of 2013). This in turn took its toll on rate exposed fixed income products. Consequently, the capital markets sold off. Equity assets, high yield assets, and higher quality fixed income assets such as treasuries and investment grade corporate bonds were all down for the period between 5/9/13-6/25/13 with continued volatility heading towards September. The Power Income VIT Fund was experiencing a negative performance decline along with the market during the period. In order to preserve capital management shifted the assets to cash equivalents as our technical indicators got defensive.

Subsequently, to the surprise of many, on September 18th the Fed announced that they would not be tapering their bond purchases. It was widely expected that they would reduce their purchases or “Taper” by $15 billion per month at the time. The Fed gave some cautionary concerns over recent economic data coming from unemployment, rising interest rates and above all the uncertainty unfolding, with Congress in DC regarding the on-going debt ceiling discussion. In addition, as the changing of the guard of the Chairman of the Federal Reserve from Ben Bernanke to Janet Yellen (who is even more dovish) had been unfolding many were speculating that the transition was already under way. This unexpected turn regarding tapering proved to temporarily alleviate angst over an imminent change in monetary policy.

Consequently, the financial markets had a strong 4th quarter rally with equity markets offering a double digit return on the S&P 500 Index dividend adjusted. Similarly the high yield asset class and the Power Income VIT Fund finished the year strong. However, in the tail end of the quarter the Federal Reserve citing recent strong economic activity such as ISM manufacturing data, U.S. auto sales and new home sales data opened the door for tapering their asset purchases by $10 billion per month to $75 billion.

Overall the performance of the Fund for the period 12/31/12 thru the end of 2013 can largely be attributed to the dividends received from the underlying high yield funds, capital gains from the underlying high yield positions and interest received from the cash and cash equivalent exposure. As is evidenced in the aforementioned table the Power Income VIT Fund significantly outperformed its primary benchmark being the Barclays U.S. Aggregate Bond Index. However, the Fund did underperform the BofA Merrill Lynch U.S. High Yield Master II Index which it generally will in an up market. The largest high yield fund positions that were taken during the time period were the Pimco High Yield Fund (PHIYX) and the Ivy High Income Fund (IVHIX). There were in general two weak environments during the period referenced where the high yield asset class and the Power Income VIT Fund’s underlying high yield holdings experienced some downside volatility. As previously mentioned in such environments the Power Income VIT Fund will apply its sell discipline to each respective underlying fund and shift to a defensive position in cash or cash equivalents in an attempt to preserve capital.

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Dividends and Distributions

In accordance with the Fund’s policy and prospectus the Power Income VIT Fund made the following dividends or distributions for the referenced period.

Power Income VIT Fund Class I

	Long-Term
Distribution Date	Capital Gain	Short-Term Capital Gain	Dividend Income	Distribution Total
9/27/2013	0.0095	0.1053	0.2000	0.3148

Power Income VIT Fund Class 2

	Long-Term
Distribution Date	Capital Gain	Short-Term Capital Gain	Dividend Income	Distribution Total
9/27/2013	0.0095	0.1053	0.1328	0.2476

 Source: Gemini Fund Services

Market Outlook and Potential Power Income Fund Implications

W.E. Donoghue & Co., Inc. primarily utilizes technical trend analysis to determine its investment allocations and does not make market predictions. However, the firm does recognize the current economic environment we are in and can comment to the behavior of the high yield asset class in general. High Yield bond funds often referred to as “Junk” bond funds trade on earnings similar to stocks and they generally do well in an improving economy and generally falter in recessionary times. This asset class typically is made up of lower credit quality bonds and hence commands a higher yield, or interest rate, to compensate investors for the additional risk of holding lower credit quality issues. As with any bond issue, this asset class is subject to the ability of corporations to meet their debt payments.

We continue to believe that we will be operating in the macro economic framework of a sluggish growth environment due to global austerity and de-leveraging measures being put in place. With yields compressed to the degree they are a large segment of the fixed income space is virtually non-existent from a yield perspective. We believe that there are only a few games left in town in the fixed income asset class particularly high yield and floating rates that offer competitive yields. However, with the Fed beginning to taper their asset purchases in January caution is warranted. As we saw in the 3rd quarter the market can be sensitive to any surprise changes relative to monetary policy. Further, there are some undertones in the high yield and leveraged loan asset classes that need attention. The increased levels of creditor protections being reduced by covenant lite loans and paid in kind high yield bonds are increasing the risk to investors investing in the asset classes. In addition, spreads are again beginning to contract down to the lowest levels seen since the financial crisis.

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The aforementioned being said, the overall outlook is for coupon type performance moving forward from the high yield asset class for 2014 which would potentially call for a similar return to 2013. With the Fed leaving short term interest rates low for a continued extended period of time, the negative impact of the reduced protections investors receive with the new high yield bond issuance should be staved off for the time being and defaults should remain relatively low. WEDCO will remain vigilant and monitor the direction of monetary policy for any ramifications which could ultimately change the trend and alter our technical indicators thus possibly shifting us into a defensive position. For the time being the trend is our friend and we will continue to be invested.

We want to thank you for your continued investment and vote of confidence in the Power Income VIT Fund.

Regards,

Investment Committee

W.E. Donoghue & Co., Inc.

Adviser to the Power Income Fund

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

The Merrill Lynch U.S. High Yield Master II Index: A commonly used benchmark index for high yield corporate bonds. It is administered by Merrill Lynch. The Master II is a measure of the broad high yield market. You cannot invest in an index.

The Barclays Capital U.S. Aggregate Bond Index: A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS, and CMBS. You cannot invest in an index.

The historical performance of the Merrill Lynch U.S. High Yield Master II Index and Barclays Capital U.S. Aggregate Bond Index are unmanaged, do not reflect the deduction of transaction and custodial charges, nor the deduction of a management fee, the incurrence of which would have the effect of decreasing indicated historical performance results.

0396-NLD-1/27/2014

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Power Income VIT Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2013

The Fund’s performance figures* for the period ended December 31, 2013, compared to its benchmark:

	One Year	Since Inception **
Power Income Fund VIT Fund - Class 1	5.74%	5.30%
Power Income Fund VIT Fund - Class 2	4.60%	4.38%
Barclays Capital U.S. Aggregate Bond Index***	-2.02%	0.41%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account. The total operating expenses as stated in the fee table to the Fund’s prospectus dated May 1, 2013 are 2.00% and 2.50% for Class 1 and Class 2 respectively. For performance information current to the most recent month-end, please call 1-877-779-7462.

**	Inception date is April 30, 2012.

***	The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes U.S. Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Dollars. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

Holdings By Sector	% of Net Assets
Mutual Funds	69.9%
Exchange Traded Funds	19.6%
Short-Term Investments	11.9%
Liabilities in Excess of Other Assets	(1.4)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

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Power Income VIT Fund
PORTFOLIO OF INVESTMENTS
December 31, 2013

Shares		Value

	EXCHANGE TRADED FUNDS - 19.6%
	DEBT FUNDS - 19.6%
10,376	iShares iBoxx $ High Yield Corporate Bond ETF	$963,723
3,943	PIMCO 0-5 Year High Yield Corporate Bond Index ETF	419,377
23,785	SPDR Barclays High Yield Bond ETF	964,720
56,205	SPDR Barclays Short Term High Yield Bond ETF	1,734,486
	TOTAL EXCHANGE TRADED FUNDS ($4,037,108)	4,082,306

	MUTUAL FUNDS - 69.9%
	DEBT FUNDS - 69.9%
121,257	BlackRock High Yield Portfolio - Institutional Class	995,520
208,014	Columbia High Yield Bond Fund - Class Z	617,803
62,531	Dreyfus High Yield Fund - Class I	422,086
26,917	Hartford High Yield Fund - Class I	206,995
92,892	Invesco High Yield Fund - Class Y	418,014
92,152	Ivy High Income Fund - Class I	796,192
45,325	Janus High-Yield Fund - Class I	416,538
141,485	MainStay High Yield Corporate Bond Fund - Institutional Class	855,986
20,167	Metropolitan West High Yield Bond Fund - Class I	206,916
66,412	Neuberger Berman High Income Bond Fund - Institutional Class	622,946
63,711	Northeast Investors Trust - Retail Class	415,397
45,073	Nuveen High Income Bond Fund - Class I	407,012
140,185	Oppenheimer Senior Floating Rate Fund - Class Y	1,178,953
185,172	PIMCO High Yield Fund - Institutional Class	1,779,504
53,629	Principal High Yield Fund - Institutional Class	414,017
72,163	Prudential High Yield Fund - Class Z	414,216
97,035	RidgeWorth High Income Fund - Class I	690,890
129,810	RidgeWorth Seix Floating Rate High Income Fund - Class I	1,176,081
59,168	RidgeWorth Seix High Yield Fund - Class I	578,663
85,243	Western Asset Global High Yield Bond Fund - Class I	619,720
44,360	Western Asset High Yield Fund - Institutional Class	397,466
146,166	Western Asset Short Duration High Income Fund - Class I	941,310
	TOTAL MUTUAL FUNDS (Cost - $14,459,209)	14,572,225

	SHORT-TERM INVESTMENTS - 11.9%
	MONEY MARKET FUNDS - 11.9%
502	BlackRock Cash Funds - Institutional Class, 0.11% *	502
500	Dreyfus Treasury Prime Cash Management - Institutional, 0.00% *	500
11	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% *	11
2,483,586	Fidelity Institutional Money Market Funds - Money Market Portfolio - Class I, 0.03% *	2,483,586
504	AIM STIT-Government & Agency Portfolio - Institutional, 0.03% *	504
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,485,103)	2,485,103

	TOTAL INVESTMENTS - 101.4% (Cost - $20,981,420) (a)	$21,139,634
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.4) %	(280,341)
	NET ASSETS - 100.0%	$20,859,293

*	Money market fund; interest rate reflects effective yield on December 31, 2013.

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $20,988,313 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$188,689
Unrealized depreciation	(37,368)
Net unrealized appreciation	$151,321

See accompanying notes to financial statements.

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Power Income VIT Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2013

ASSETS
Investment securities:
At cost	$20,981,420
At value	$21,139,634
Receivable for Fund shares sold	1,468,156
Dividends and interest receivable	85,996
Prepaid expenses and other assets	506
TOTAL ASSETS	22,694,292

LIABILITIES
Payable for investments purchased	1,753,275
Payable for Fund shares redeemed	31,792
Accrued expenses and other liabilities	18,598
Investment advisory fees payable	16,133
Distribution (12b-1) fees payable	8,066
Fees payable to other affiliates	7,135
TOTAL LIABILITIES	1,834,999
NET ASSETS	$20,859,293

Composition of Net Assets:
Paid in capital	$19,898,745
Undistributed net investment income	562,708
Accumulated net realized gain from security transactions	239,626
Net unrealized appreciation of investments	158,214
NET ASSETS	$20,859,293

Net Asset Value Per Share:
Class 1 Shares:
Net Assets	$109
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	10
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.58	(a)

Class 2 Shares:
Net Assets	$20,859,184
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,988,739
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.49

(a)	Net assets divided by shares outstanding does not equal net asset value due to rounding.

See accompanying notes to financial statements.

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Power Income VIT Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends	$965,954
Interest	2,756
TOTAL INVESTMENT INCOME	968,710

EXPENSES
Investment advisory fees	201,620
Distribution (12b-1) fees:
Class 2	100,810
Administrative services fees	23,963
Accounting services fees	22,564
Professional fees	18,207
Compliance officer fees	11,651
Printing and postage expenses	9,401
Transfer agent fees	7,349
Custodian fees	3,726
Trustees fees and expenses	2,601
Insurance expense	150
Other expenses	3,875
TOTAL EXPENSES	405,917

NET INVESTMENT INCOME	562,793

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	165,180
Distributions of realized gains from underlying investment companies	74,688
Net change in unrealized appreciation on investments	149,847
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	389,715

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$952,508

See accompanying notes to financial statements.

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Power Income VIT Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	December 31, 2013	December 31, 2012 (a)
FROM OPERATIONS
Net investment income	$562,793	$234,456
Net realized gain from security transactions	165,180	192,118
Distributions of realized gains from underlying investment companies	74,688	17,250
Net change in unrealized appreciation of investments	149,847	8,367
Net increase in net assets resulting from operations	952,508	452,191

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
Class 1	(1)	—
Class 2	(209,609)	—
From net investment income:
Class 1	(2)	—
Class 2	(242,475)	—
Net decrease in net assets from distributions to shareholders	(452,087)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class 1	—	100
Class 2	23,576,765	42,703,844
Net asset value of shares issued in reinvestment of distributions:
Class 1	3	—
Class 2	452,084	—
Payments for shares redeemed:
Class 1	—	—
Class 2	(33,600,114)	(13,226,001)
Net increase (decrease) in net assets from shares of beneficial interest	(9,571,262)	29,477,943

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,070,841)	29,930,134

NET ASSETS
Beginning of Period	29,930,134	—
End of Period *	$20,859,293	$29,930,134
* Includes undistributed net investment income of:	$562,708	$242,392

SHARE ACTIVITY
Class 1:
Shares Sold	—	10
Shares Reinvested	—	—
Shares Redeemed	—	—
Net increase in shares of beneficial interest outstanding	—	10

Class 2:
Shares Sold	2,260,887	4,216,384
Shares Reinvested	43,977	—
Shares Redeemed	(3,229,714)	(1,302,795)
Net increase (decrease) in shares of beneficial interest outstanding	(924,850)	2,913,589

(a)	The Power Income VIT Fund commenced operations on April 30, 2012.

See accompanying notes to financial statements.

9

Power Income VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class 1	Class 1
	For the	For the
	Year Ended	Period Ended
	December 31, 2013	December 31, 2012 (1)
Net asset value, beginning of period	$10.31	$10.00

Activity from investment operations:
Net investment income (2)	0.47	0.10
Net realized and unrealized gain
on investments	0.11	0.21
Total from investment operations	0.58	0.31

Less distributions from:
Net investment income	(0.20)	—
Net realized gains	(0.11)	—
Total distributions	(0.31)	—

Net asset value, end of period	$10.58	$10.31

Total return (3)	5.74%	3.10	% (4)

Net assets, at end of period	$109	$103

Ratio of expenses to average net assets (7)	1.52%	1.68	% (5)
Ratio of net investment income to average net assets (6,7)	3.30%	1.42	% (5)

Portfolio Turnover Rate	340%	274	% (4)

(1)	The Power Income VIT Fund’s Class 1 shares commenced operations April 30, 2012.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume reinvestment of dividends and capital gain distributions.

(4)	Not annualized.

(5)	Annualized.

(6)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

See accompanying notes to financial statements.

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Power Income VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class 2	Class 2
	For the	For the
	Year Ended	Period Ended
	December 31, 2013	December 31, 2012 (1)
Net asset value, beginning of period	$10.27	$10.00

Activity from investment operations:
Net investment income (2)	0.29	0.13
Net realized and unrealized gain on investments	0.17	0.14
Total from investment operations	0.46	0.27

Less distributions from:
Net investment income	(0.13)	—
Net realized gains	(0.11)	—
Total distributions	(0.24)	—

Net asset value, end of period	$10.49	$10.27

Total return (3)	4.60%	2.70	% (4)

Net assets, at end of period (000s)	$20,859	$29,930

Ratio of expenses to average net assets (7)	2.02%	2.18	% (5)
Ratio of net investment income to average net assets (6,7)	2.80%	1.92	% (5)

Portfolio Turnover Rate	340%	274	% (4)

(1)	The Power Income VIT Fund’s Class 2 shares commenced operations April 30, 2012.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume reinvestment of dividends and capital gain distributions.

(4)	Not annualized.

(5)	Annualized.

(6)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

See accompanying notes to financial statements.

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Power Income VIT Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

1.	ORGANIZATION

The Power Income VIT Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a trust organized on November 2, 2005 under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek total return from income and capital appreciation with capital preservation as a secondary objective. The Fund commenced operations on April 30, 2012.

The Fund currently offers two classes of shares: Class 1 shares and Class 2 shares. Class 1 and 2 shares are offered at net asset value. Each class of shares of the Fund has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Underlying Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

12

Power Income VIT Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

13

Power Income VIT Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2013 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$4,082,306	$—	$—	$4,082,306
Mutual Funds	14,572,225	—	—	14,572,225
Short-Term Investments	2,485,103	—	—	2,485,103
Total	$21,139,634	$—	$—	$21,139,634

The Fund did not hold any Level 3 securities during the period.

There were no transfers into and out of Level 1 and 2 during the period. It is the Fund’s policy to record transfers between levels at the end of the reporting period.

*	See Portfolio of Investments for industry classification.

Exchange Traded Funds - The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year (2012) or expected to be taken by the Fund in its 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

14

Power Income VIT Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $62,352,151 and $51,126,067, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

W.E. Donoghue & Co., Inc. serves as the Fund’s investment advisor (the “Adviser”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended December 31, 2013, the Adviser earned advisory fees of $201,620.

The Fund’s Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 30, 2014, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 2.00% and 2.50% for Class 1 and Class 2 shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the period ended December 31, 2013, the Adviser did not waive any fees or reimburse any expenses.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Board of Trustees of the Northern Lights Variable Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.50% per year of the average daily net assets of Class 2 shares. For the year ended December 31, 2013, the Fund incurred distribution fees of $100,810 for Class 2 shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class 1 and Class 2 shares and is an affiliate of GFS. During the year ended December 31, 2013, no fees were accrued under the Plan.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

15

Power Income VIT Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.	DISTRIBUTION TO SHAREHOLDERS & TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following period were as follows:

Fiscal Year Ended
December 31, 2013
Ordinary Income	$434,741
Long - Term Capital Gain	17,346
$452,087

There were no distributions during the period ended December 31, 2012.

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and Late Year	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Losses	(Depreciation)	Earnings/(Deficits)
$747,581	$61,646	$—	$—	$—	$151,321	$960,548

The difference between book basis and tax basis undistributed net investment income, unrealized appreciation and accumulated net realized gain from security transactions is primarily attributable to the tax deferral of losses on wash sales and the tax treatment of short term capital gains.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the Act. As of December 31, 2013, Nationwide Life Insurance Co. held approximately 68% of the voting securities of Class 2 shares for the benefit of others.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Variable Trust

and the Shareholders of Power Income VIT Fund

We have audited the accompanying statement of assets and liabilities of the Power Income VIT Fund (the “Fund”), a series of shares of beneficial interest in the Northern Lights Variable Trust, including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period April 30, 2012 (commencement of operations) through December 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Power Income VIT Fund as of December 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period April 30, 2012 through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 13, 2014
17

Power Income VIT Fund

EXPENSE EXAMPLES (Unaudited)

December 31, 2013

As a shareholder of the Fund, you incur one type of cost: (1) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Power Income VIT Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as annuity costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Fund’s	Beginning	Ending	Expenses Paid
	Annualized Expense	Account Value	Account Value	During Period *
Actual	Ratio	07/01/2013	12/31/2013	7/1/2013 – 12/31/2013
Class 1	1.62%	$1,000.00	$1,034.40	$8.31
Class 2	2.12%	$1,000.00	$1,029.00	$10.84

	Fund’s	Beginning	Ending	Expenses Paid
Hypothetical	Annualized Expense	Account Value	Account Value	During Period *
(5% return before expenses)	Ratio	07/1/2013	12/31/2013	7/1/2013 – 12/31/2013
Class 1	1.62%	$1,000.00	$1,017.04	$8.24
Class 2	2.12%	$1,000.00	$1,014.52	$10.76

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).
18

Power Income VIT Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

PROXY VOTING

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark Garbin, Mark D. Gersten, John V. Palancia, Andrew Rogers, and Mark H. Taylor to the Board of Trustees of the Trust.

	Shares Voted	Shares Voted Against
	In Favor	or Abstentions
Mark Garbin	191,076,081	7,609,470
Mark D. Gersten	190,585,659	8,099,891
John V. Palancia	190,435,396	8,250,154
Andrew Rogers	190,731,148	7,954,403
Mark H. Taylor	190,710,362	7,975,188

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

19

Power Income VIT Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2006; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	105	AdvisorOne Funds (16 portfolios) (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Fund Trust (since 2005)
Gary W. Lanzen^ Born in 1954	Trustee Since 2006	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	105	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (2010-2011); Northern Lights Fund Trust (since 2005)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Fund Trust (since 2007)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Fund Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	105	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Fund Trust (since 2013)

12/31/13-NLVT-V2

20

Power Income VIT Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007)	105	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Fund Trust (since 2013)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers 80 Arkay Drive*** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer , Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	105	Northern Lights Fund Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A

12/31/13-NLVT-V2

21

Power Income VIT Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Emile R. Molineaux Born in 1962	Chief Compliance Officer Since 2011	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 - June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC; (2003-2011); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^	These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees. For more information, please see the “Legal Proceedings” in the Statement of Additional Information (“SAI”).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-779-7462.

12/31/13-NLVT-V2

22

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
23

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.
24

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-779-7462 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-779-7462.

INVESTMENT ADVISOR

W.E. Donoghue & Co., Inc.

629 Washington Street

Norwood, MA 02062

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Dr. Suite 110

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The board of directors of the fund has determined that Mark Gersten, Anthony Hertl and Mark Taylor are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FYE 2012 - $13,500

FYE 2013 - $13,500

(b)

Audit-Related Fees

FYE 2012 - None

FYE 2013 - None

(c)

Tax Fees

FYE 2012 - $2,000

FYE 2013 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

FYE 2012 - None

FYE 2013 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2013

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - $2,000

2013 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

3/13/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

3/13/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

3/13/14